UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 7, 2025
Star Equity Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35947	33-0145723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Forest Ave, Suite 101
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 489-9500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRR	NASDAQ Global Market
Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	STRRP	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 7, 2025, the Board of Directors (the “Board”) of Star Equity Holdings, Inc. (the “Company”), on the recommendation of the Compensation Committee of the Board, approved the payment of annual incentive bonuses to the named executive officers of the Company listed below under the Company’s 2024 Executive Incentive Plan. The bonuses are payable partly in cash and partly in grants of restricted stock units (“RSUs”), in each case in the amounts set forth below. The number of RSUs to be granted to the named executives based on the approved stock award amount will be determined based on the closing price of the Company’s common stock on the second business day following the Company’s release of its financial results for the fiscal quarter and year ended December 31, 2024. When granted, the RSUs will be subject to vesting in equal annual installments over a three-year period. The bonus payments were determined based on a combination of factors, including the achievement of 2024 financial targets, including EBITDA and expense targets and other Board-approved objectives for each executive.

Executive Officer	Cash Bonus Amount	Stock Award Amount
Richard K. Coleman Chief Financial Officer - Star Equity Holdings, Inc.	$114,033	$34,210
David J. Noble Chief Financial Officer - Star Equity Holdings, Inc.	$90,248	$27,075
In addition, on March 7, 2025, on the recommendation of the Compensation Committee of the Board, the Board approved the establishment of performance targets for named executive officers of the Company to be eligible to receive annual incentive bonuses in respect of the fiscal year ended December 31, 2025. The performance targets established by the Board are comprised of both objective and subjective targets.

Item 9.01.  Financial Statements and Exhibits
(d)  Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Equity Holdings, Inc.

By:	/s/ Richard K. Coleman, Jr.
Richard K. Coleman, Jr. Chief Executive Officer
Date:     March 11, 2025